SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                             AURORA GOLD CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                                      Definitive Proxy Materials


                             AURORA GOLD CORPORATION
                            1505-1060 Alberni Street
                         Vancouver, B.C., Canada V6E 4K2


                                 March 31, 2000


Dear Stockholder:

     It is our pleasure to invite you to the Annual Meeting of Stockholders of Aurora Gold Corporation to be held on Monday May 8, 2000 at 10:00 a.m. at 150 East 58th Street, New York, NY 10155 USA.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

     We sincerely hope you will be able to join us at the meeting. The officers and directors of the Company look forward to seeing you at that time.


                                           Sincerely,


                                           /s/ A Cameron Richardson
                                           ---------------------------------
                                           A. Cameron Richardson
                                           Secretary

                                                      Definitive Proxy Materials


                             AURORA GOLD CORPORATION
                            1505-1060 Alberni Street
                         Vancouver, B.C., Canada V6E 4K2


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  (May 8, 2000)



     The Annual Meeting of Stockholders of Aurora Gold Corporation (the "Company") will be held at 150 East 58th Street, New York, NY 10155 USA, on Monday May 8, 2000 at 10:00 a.m. for the following purposes:

     1.   To elect Directors of the Company for the ensuing year.

     2. To ratify the appointment of Moore Stephens, P.C. as independent accountants for the Company.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on March 17, 2000 as the record date for the determination of stockholders entitled to notice and to vote at the meeting and any adjournments thereof.

     IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                        By Order of the Board of Directors


                                        /s/ A. Cameron Richardson
                                        -----------------------------------
                                        A. Cameron Richardson
                                        Secretary

March 31, 2000

                                                      Definitive Proxy Materials

                             AURORA GOLD CORPORATION
                            1505-1060 Alberni Street
                         Vancouver, B.C., Canada V6E 4K2

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  (May 8, 2000)

                               GENERAL INFORMATION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Aurora Gold Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held at 150 East 58th Street, New York, NY 10155 USA, on Monday May 8, 2000 at 10:00 a.m. and any adjournments thereof.

     When the enclosed proxy is properly executed and returned, the shares of Common Stock of the Company, par value of $0.001 per share (the "Common Stock"), it represents will be voted at the meeting in accordance with any directions noted thereon and, if no direction is indicated, the shares it represents will be voted: (i) FOR the election of the nominees for Directors set forth below;
(ii) FOR the ratification of the appointment of Moore Stephens, P.C. as independent accountants for the Company; and (iii) in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made only by mail, provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     The approximate mailing date of this Proxy Statement and the accompanying proxy is April 6, 2000.

VOTING RIGHTS

     Only stockholders of record at the close of business on March 17, 2000 will be entitled to vote at the Annual Meeting of Stockholders. On that date, there were 12,430,649 shares of Common Stock outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Voting rights are non-cumulative. Thirty-three and one third percent (33 1/3%) of the outstanding shares entitled to vote at the Annual Meeting of the Stockholders will constitute a quorum at the meeting and abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Directors are elected by plurality vote. The ratification of the appointment of Moore Stephens, P.C. will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

NO DISSENTERS' RIGHTS

     Under applicable provisions of the Delaware General Corporation Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders

PRINCIPAL STOCKHOLDERS

     The following table sets forth as of March 17, 2000, the beneficial ownership of Common Stock of each person known to the Company who owns more than 5% of the issued and outstanding Common Stock.

Name and Address of             Shares of Common                Approximate
Beneficial Owner                Stock Beneficially Owned (2)    Percentage Owned
-------------------             ----------------------------    ----------------

Cede & Co. (1)                            6,184,585                  49.8%
P.O. Box 222
Bowling Green Station,
New York NY 10274 USA

Moristan Limited (1)                        800,000                   6.4%
Trident Chambers Wickhams Cay
P.O. Box 146
Road Town
Tortola British Virgin Islands

New Odessy Limited (1)                      700,000                   5.6%
Kings Court
Bay Street
P.O. Box N3944
Nassau Bahamas

Viabilite Et Ablissement a.r.l.(1)          656,205                  5.73%
Broadcasting House
Rouge Bouillon
St. Helier
Jersey Channel Islands

----------
(1) None of the officers and directors of the Company are affiliated with these companies.

(2) The persons/companies named below have sole voting and investment power with respect to the shares.

DIRECTORS

PROPOSAL 1.    ELECTION OF DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of four members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the four nominees named below. Four of the nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.

             Name                  Age         Positions           Executive       Shares of Common Stock             Percent
                                             with Company           Officer/        Beneficially Owned as             of Class
                                                                   Director        of March 17, 2000 (7)
                                                                    Since
Nominees for Directors:

Antonio G. Cacace (1)              54       Director                10/95                33,333                         *%

John A. A. James (2)               61       Vice President,         10/96               372,870                       3.0%
                                            Director

David E. Jenkins (3)               46       President, Director     10/95               596,105                       4.6%

Richard O'C Whittall (4)           41       Director                8/99                 50,000                         *%

Executive Officers who are not Directors:

Scott E. Broughton (5)             39       Vice President          5/99                150,000                       1.2%

Cameron Richardson (6)             47       Controller and          4/98                 25,000                         *%
                                            Secretary
All Directors and executive
officers as a group .............................................................     1,227,308(1)(2)(3)(4)(5)(6)     9.2%

----------

*    Less than 1%

(1)  Includes options to purchase up to 25,000 shares of common stock.

(2)  Includes options to purchase up to 200,000 shares of common stock.

(3)  Includes options to purchase up to 500,000 shares of common stock.

(4)  Includes options to purchase up to 50,000 shares of common stock.

(5)  Includes options to purchase up to 150,000 shares of common stock.

(6)  Includes options to purchase up to 25,000 shares of common stock.

(7) The persons named below have sole voting and investment power with respect to the shares.

Business Experience of Nominees

     Antonio G. Cacace, Director

     Director since October 1995. Engineer, founder and current Managing Director of Stelax Industries in the United Kingdom. Between 1984 and 1995 he was managing director/chief executive officer of several companies involved in the development and operation of steel/bar rolling mills.

     John A. A. James, Vice-President & Director

     Vice-President and Director of Aurora Gold Corporation since October 1996. President of JAMine, Inc. (formerly James Askew Associates, Inc.) since 1988. President and Director of Mirage Resource Corporation from 1994 to 1997. Extensive international experience in exploration, mine development, construction and management from 1968.

     David E. Jenkins, President & Director

     Founder, President and Director of Aurora Gold Corporation since October 1995. President of Patagonia Gold Corporation and a Director of Eurasia GoldFields, Inc. President of DataLogic Marketing Corporation, 1989 to current. Investment advisor for PaineWebber, Inc. and Blythe Eastman Dillon, Inc. 1983 to 1989.

     Richard O'C Whittall, Director

     Director since August 1999. Managing partner of Dillon, Whittall, Gill & Company Ltd. Prior to Dillon, Whittall, Gill & Company he was Senior Vice President, Corporate Finance and a Director of Marleau Lemire Securities, Inc. and Vice President, Investment Banking at Richard Greenshields Canada.

     Scott E. Broughton, Vice President

     Vice President since May 1999. Engineer with extensive international experience in exploration and mine development. President of Barramundi Gold Ltd. 1995 to 1999. 1985 to 1995 held senior management positions with a number of junior public resource companies.

     Cameron Richardson, Controller & Secretary

     Controller since October 1997, & Secretary since April 1998. 1992 to 1997 Controller for several Vancouver Stock Exchange listed companies; 1981 to 1992 held various accounting and treasury positions with International Corona Corporation.

Meetings of the Board of Directors and Committees

     The Company's Board of Directors does not have standing nominating committee or committee performing similar functions. During the fiscal year ended December 31, 1999 the entire board of directors acted as the Company's compensation committee. The Compensation Committee reviews employee compensation and benefits, and the Audit Committee reviews the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls, the Company's year-end financial statements and other such matters relating to the Company's financial affairs as its members deem appropriate. During 1999 the Compensation and Benefits Committee held one meeting by telephone conference call and the audit committee held three meetings by telephone conference call.

     During 1999 and the first quarter of 2000 the audit committee reviewed the fiscal 1999 interim unaudited financial statements and the yearend audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The audit committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB (17 CFR 249.310b) for the latest fiscal year for filing with the Commission. The audit committee consists of Messrs. Jenkins and James.

     The Board of Directors held four meetings by telephone conference call during 1999 and took action by unanimous written consent on twenty-three (23) occasions.

Executive Compensation

(A)  Summary Compensation Table

     The following table sets forth information concerning the compensation of the named executive officers for each of the Company's last three completed fiscal years:

------------------------------------------------------------------------------------------------------------------------------------
                                        Annual Compensation                    Long-Term Compensation
                                        --------------------------------------------------------------------------------------------
                                                                               Awards                      Payments
                                                                               -----------------------------------------------------
                                                                                             Securities
                                                                  Other                      Under-                     All
                                                                  Annual       Restricted    Lying                      other
Name And                                                          Compensation-Stock         Options/      LTIP         Compen-
Principal Position          Year        Salary      Bonuses       Sation       Award(s)      SARs          Payouts      sation
                                        ($)         ($)           ($)          ($)           (=)           ($)          ($)
(a)                         (b)         (c)         (d)           (e)          (f)           (g)           (h)          (i)
------------------------------------------------------------------------------------------------------------------------------------
David Jenkins               1999       60,000        -0-           -0-          None         None           None        -0-
President and               1998       60,000        -0-           -0-          None         500,000        None        -0-
Director                    1997       60,000        -0-           -0-          None         None           None        -0-
------------------------------------------------------------------------------------------------------------------------------------
John A A. James             1999      111,890        -0-           -0-          None         None           None        -0-
Vice President and          1998          -0-        -0-           -0-          None         200,000        None        -0-
Director                    1997       34,713        -0-           -0-          None         None           None        -0-
------------------------------------------------------------------------------------------------------------------------------------
Scott Broughton             1999       26,972        -0-           -0-          None         150,000        None        -0-
Vice President              1998          -0-        -0-           -0-          None         None           None        -0-
                            1997          -0-        -0-           -0-          None         None           None        -0-
------------------------------------------------------------------------------------------------------------------------------------
Cameron Richardson          1999        7,059        -0-           -0-          None         None           None        -0-
Controller and              1998        9,946        -0-           -0-          None         25,000         None        -0-
Secretary                   1997        2,000        -0-           -0-          None         None           None        -0-
====================================================================================================================================

     Effective January 1, 1998, none of the Company's officers or directors were party to an employment agreement with the Company. Prior to January 1, 1998 Mr. Jenkins had been party to a written agreement. Mr. Jenkins, in his capacity as president of the Company, receives a monthly salary of $5,000. Directors and/or officers receive expense reimbursement for expenses reasonably incurred on behalf of the Company.

(B)  Options/SAR Grants Table

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs")) and freestanding SARs made during the last completed fiscal year to each of the named executive officers:

--------------------------------------------------------------------------------------------------------
         OPTION/SAR GRANTS IN 1997(1) 1998 AND 1999 FISCAL YEARS
(Individual Grants)
========================================================================================================
                                                           Percent Of
                                       Number of         Total Options/
                                      Securities          SARs Granted
                                      Underlying          To Employees        Exercise Or     Expiration
                                      Option/SARs          In Fiscal          Base Price         Date
              Name                    Granted (#)             Year              ($/Sh)          (M/D/Y)
              (a)                         (b)                 (c)                 (d)             (e)
--------------------------------------------------------------------------------------------------------
     David Jenkins                      200,000(2)           17.3%              $0.01          06/26/03
                                        200,000(3)           17.3%               0.75          09/09/03
                                        100,000(4)            8.7%               0.75          12/11/03
--------------------------------------------------------------------------------------------------------
     John James                         100,000(2)            8.7%              $0.01          06/26/03
                                         50,000(3)            4.3%               0.75          09/09/03
                                         50,000(4)            4.3%               0.75          12/11/03
--------------------------------------------------------------------------------------------------------
     Scott Broughton                    150,000(5)           60.0%              $0.69          08/05/04
--------------------------------------------------------------------------------------------------------
     Cameron Richardson                  25,000(3)            2.2%              $0.75          09/09/03
--------------------------------------------------------------------------------------------------------

     (1)  No options were awarded in 1997.

     (2)  These options are exercisable from date of grant (June 26, 1998),

     (3)  These options are exercisable from date of grant (September 9, 1998),

     (4)  These options are exercisable from date of grant (December 11, 1998),

     (5)  These options are exercisable from date of grant (August 5, 1999).

(C)  Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

     The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis:

          AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

===============================================================================================================
                                                                       Number of
                                                                       Securities             Value Of
                                                                       Underlying             Unexercised
                                                                       Unexercised            In-The-Money
                            Shares                                     Options/SARs           Options/SARs
                            Acquired              Value                At FY-End ($)          At FY-End ($0.52)
                            On Exercise           Realized             Exercisable/           Exercisable/
Name                        (#)                   ($)                  Unexercisable          Unexercisable
(a)                         (b)                   (c)                  (d)                    (e)
---------------------------------------------------------------------------------------------------------------
David Jenkins                  None                None                  500,000                $102,000
---------------------------------------------------------------------------------------------------------------
John James                     None                None                  200,000                 $51,000
---------------------------------------------------------------------------------------------------------------
Scott Broughton                None                None                  150,000                     Nil
---------------------------------------------------------------------------------------------------------------
Cameron Richardson             None                None                   25,000                     Nil
---------------------------------------------------------------------------------------------------------------

(D)  Long-Term Incentive Plans ("LTIP") Awards Table

     The Company does not have a Long-term Incentive Plan.

Directors' Compensation, Employment Contracts and Termination of Employment and Change-In-Control Arrangements

     As of January 1, 2000, none of the Company's officers or directors were party to an employment agreement with the Company. Mr. Jenkins had been party to a written agreement, which was terminated on January 1, 1998 pursuant to which he received $5,000 per month. Mr. Richardson, in his capacity as Controller of the Company, receives a monthly salary in the amount of Cdn. $1,000 per month.

     The aggregate compensation to all directors and officers in Fiscal year ended 1999 was approximately $206,000. It is anticipated that the aggregate compensation to all directors and officers in the fiscal year ending 2001 will not exceed $165,000. In addition, directors and officers will receive expense reimbursement for expenses reasonably incurred on behalf of the Company.

     The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 1999 non-officers directors received a total of $0 in consulting fees. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid at arms length to third party providers of such services.

Certain Relationships And Related Transactions

     The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors.

     Certain of the directors of the Company are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether the Company will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

     Included in accounts payable at December 31, 1999 is $43,505 (1998 - $3,475) due to directors and a corporation controlled by a director in respect of salaries, consulting fees and reimbursement for operating expenses. Indebtedness to directors totaling $78,190 (1998 - $68,697) was settled with the issuance of 102,870 (1998 - 96,105) shares of common stock. In January 2000, amounts owing to a director of $33,700 were settled with the issuance of 70,000 common shares. The conversion rates were based on the quoted market prices at the date of conversion.

     The Company does not pay a fee to its outside, non-officer directors. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid to at arms length third party providers of such services.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1999 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                   ACCOUNTANTS

PROPOSAL 2.    SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment of Moore Stephens, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2000.

     Effective March 31, 2000, Aurora Gold Corporation ("Aurora") dismissed its prior certifying accountants, BDO Dunwoody LLP ("BDO Dunwoody") and retained as its new certifying accountants Moore Stephens, P.C. BDO Dunwoody's LLP report on Aurora's financial statements during the most recent fiscal year contained no adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by Aurora's Board of Directors.

     During the last two fiscal years and the subsequent interim period through March 31, 2000, there were no disagreements between Aurora and BDO Dunwoody LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Dunwoody LLP, would have caused it to make a reference to the subject matter of disagreements in connection with its report. BDO Dunwoody LLP has served as independent auditors for the Corporation since 1997.

     In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Moore Stephens, P.C. A representative of BDO Dunwoody LLP (Internationally BDO Binder) and Moore Stephens, P.C. are not expected to be present.

                   STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES
                             FOR 2001 ANNUAL MEETING

     It is contemplated that the Company's 2001 Annual Meeting of Stockholders will be held on or about May 4, 2001. Stockholders of the Company who intend to submit proposals or submit nominees for the election of Directors at the next Annual Meeting of Stockholders must submit such proposals to the Company not earlier than November 15, 2000 nor later than December 3, 2000. Stockholder proposals should be submitted to Aurora Gold Corporation, 1505-1060 Alberni Street, Vancouver, British Columbia, Canada V6E 4K2, Attention: David Jenkins.

                                  ANNUAL REPORT

     The Company's annual report for the year ended December 31, 1999, including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on March 17, 2000. The Company will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 1999, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Aurora Gold Corporation, 1505 - 1060 Alberni Street, Vancouver, B.C., Canada V6E 4K2, Attention: David Jenkins.

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.


                                        By Order of the Board of Directors


                                        /s/ A Cameron Richardson
                                        ---------------------------------------
                                        A. Cameron Richardson
                                        Secretary


March 31, 2000

     STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                      Definitive Proxy Materials


                             AURORA GOLD CORPORATION
                            1505-1060 Alberni Street
                         Vancouver, B.C., Canada V6E 4K2


                                      PROXY

                       Solicited by the Board of Directors
                    for the Annual Meeting of Stockholders on
                                   May 8, 2000

     The undersigned hereby appoints David E. Jenkins and A. Cameron Richardson or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Gold Corporation held of record by the undersigned at the close of business on March 17, 2000 at the Annual Meeting of Stockholders to be held on May 8, 2000 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

     The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION OF DIRECTORS

     / / FOR all nominees listed (except     / / WITHHOLD AUTHORITY to
     as marked to the contrary below)        vote for all nominees listed below

     Antonio G. Cacace, John A.A. James, David E. Jenkins, Richard O'C Whittall

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MOORE STEPHENS, P.C. AS INDEPENDENT ACCOUNTANTS.

     / / FOR       / / AGAINST       / / ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     / / FOR       / / AGAINST       / / ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dated: _____________


________________________________________
Signature


________________________________________
Signature if held jointly


________________________________________
Please print name(s)